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                                                                    Exhibit 10.2

                             SUBSCRIPTION AGREEMENT

                              Argonaut Group, Inc.
                 Series A Mandatory Convertible Preferred Stock
                           (Par value $0.10 per share)

Argonaut Group, Inc.
10101 Reunion Place, Suite 500
San Antonio, TX 78216

Ladies and Gentlemen:

     HCC Insurance Holdings, Inc., the undersigned investor or its designated subsidiary (the "Investor") is executing this Subscription Agreement (the "Agreement") in connection with its subscription for Shares (as defined below) of Argonaut Group, Inc. (the "Corporation"), a Delaware corporation. This Agreement is entered into in connection with the Corporation's private placement of an aggregate of $58,000,000 of shares of Series A Mandatory Convertible Preferred Stock, par value $.10 per share, of the Corporation (the "Series A Preferred"). The Investor understands that the Corporation is relying upon the accuracy and completeness of the information contained herein in complying with its obligations under federal and state securities and other applicable laws.

     The Investor hereby irrevocably agrees with, and represents and warrants to and for the benefit of, the Corporation and the stockholders of the Corporation, as follows:

     1. Subscription.

          a. Subscription. On the terms and subject to the conditions of this Agreement, the Investor hereby irrevocably subscribes for and the Corporation hereby irrevocably agrees to sell to Investor 2,564,164 shares of Series A Mandatory Convertible Preferred Stock (the "Shares") of the Corporation (the terms of which are described in the form of Certificate of Designations, Preferences and Rights of the Series A Mandatory Convertible Preferred Stock of the Corporation, attached hereto as Exhibit A (the "Certificate of Designations") for a purchase price of $13.50 per share for an aggregate purchase price of Thirty-Four Million Six Hundred Sixteen Thousand, Two Hundred Fourteen Dollars ($34,616,214) payable in cash at the Closing. At any time prior to Closing, the Corporation shall have the right to require Investor, subject to Investor's receiving any necessary regulatory approvals, to increase its investment to $49.9 million and to acquire additional Shares at the per share purchase price provided herein. If Investor is unable to obtain all necessary regulatory approvals, Investor will not be required to purchase more than 2,564,164 Shares. Nothing contained in this Section 1(a) shall be deemed to modify, amend, waive or alter the Investor's conditions to Closing set forth in
Section 4.

          b. Subsidiaries. The Investor may assign its subscription rights hereunder to one or more of its direct or indirect subsidiaries; provided, however, that the Investor shall remain fully liable for all of its obligations hereunder, including, without limitation, the payment of the purchase price for all of the Shares. As a condition to such subscription, each direct or

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indirect subsidiary of the Investor purchasing Shares shall execute and deliver to the Corporation a counterpart of this Agreement, and shall be bound by the terms and conditions of this Agreement (but with its obligations limited to the Shares being purchased by it) as if such person was the original signatory hereto.

          c. Closing. The consummation of the transactions contemplated hereby (the "Closing") shall occur at 10 a.m. Houston time within five (5) business days following satisfaction or waiver by the applicable party of all conditions to Closing, or at such other time or place as the parties shall mutually agree in writing (the "Closing Date"), at the offices of Haynes and Boone, LLP, located at 1000 Louisiana, Suite 4300, Houston, Texas 77002. Closing may be by exchange of facsimile signatures with original signatures to follow by overnight mail. This Agreement may be terminated by either party if the Closing shall not have occurred by May 31, 2003.

     2. Representations and Warranties of the Investor. The Investor hereby represents and warrants to the Corporation as follows:

          a. Organization. The Investor is duly organized or formed, validly existing and in good standing under the laws of the state of its organization or formation.

          b. Authority. The Investor has the requisite power and authority to enter into this Agreement, a Registration Rights Agreement, to be dated as of the Closing Date, in the form substantially as set forth in Exhibit B hereto (the "Registration Rights Agreement"), and an Escrow Agreement, to be dated as of the Closing Date, in form and substance as shall be reasonably agreed upon by the parties hereto (the "Escrow Agreement" and together with the Registration Rights Agreement, the "Transaction Documents"), to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance of this Agreement and the Transaction Documents and the consummation by the Investor of the transactions contemplated hereby and thereby have been duly and validly approved by all necessary action, and no other proceedings on the part of the Investor are necessary to authorize the execution, delivery and performance of this Agreement or the Transaction Documents by the Investor and the consummation by the Investor of the transactions contemplated hereby and thereby. This Agreement and the Transaction Documents have each been duly and validly executed and delivered by the Investor and, assuming the due authorization, execution and delivery of this Agreement and the Transaction Documents by the Corporation, each constitutes a legal, valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          c. Approvals and Consents; Non-Contravention. Except for consents, approvals and/or authorizations that have been obtained and filings that have been made, the execution, delivery and performance of this Agreement and the Transaction Documents by the Investor and the consummation by the Investor of the transactions contemplated hereby and thereby do not require any consent, approval or authorization of, or filing, registration or qualification with, any governmental authority on the part of the Investor, or the vote, consent or

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approval in any manner of the holders of any capital stock or other security of the Investor as a condition to the execution and delivery of this Agreement and the Transaction Documents or the consummation by the Investor of the transactions contemplated hereby and thereby. The execution and delivery by the Investor of this Agreement and the Transaction Documents and the performance by the Investor of its obligations hereunder and thereunder will not violate (i) the terms and conditions of the certificate of incorporation, or other applicable formation document, or the bylaws of the Investor, or any material agreement to which the Investor is a party or by which it is bound or (ii) any federal or state law.

          d. Residence. The principal place of business address set forth on the signature page hereof is the Investor's true and correct principal place of business and is the only jurisdiction in which an offer to sell the Shares was made to the Investor, and the Investor has no present intention of moving its principal place of business to any other state or jurisdiction.

          e. No Registration. The Investor understands that neither the Shares nor the shares of the Company's common stock, par value $0.10 per share (the "Common Stock") issuable on conversion of the Shares have been registered under the Securities Act of 1933, as amended (the "Securities Act"), or under the laws of any other jurisdiction, and that the Corporation does not contemplate and is under no obligation to so register the Shares, except as set forth in the Registration Rights Agreement. The Investor understands and agrees that the Shares must be held indefinitely unless they are subsequently transferred (i) pursuant to an effective registration statement under the Securities Act and, where required, under the laws of other jurisdictions or (ii) pursuant to an exemption from applicable registration requirements. The Investor will not offer, sell, transfer or assign its Shares or any interest therein in contravention of this Agreement, the Securities Act or any state or federal law.

          f. Purchase for Investment. The Shares for which the Investor hereby subscribes are being acquired solely for the Investor's own account for investment and are not being purchased with a view to or for resale, distribution or other disposition, and the Investor has no present plans to enter into any contract, undertaking, agreement or arrangement for any such resale, distribution or other disposition. Investor agrees that the Shares may bear an appropriate legend to that effect.

          g. Information. The Investor has been granted the opportunity to ask questions of, and receive answers from, the Corporation and the officers of the Corporation concerning the terms and conditions of the sale of the Shares and to obtain any additional information that the Investor deems necessary to make an informed investment decision. The Investor has received or has had access to other documents requested from the Corporation relating to the Shares and the purchase thereof, and the Corporation has afforded the Investor the opportunity to discuss the Investor's investment in the Corporation and to ask and receive answers to any questions relating to the investment in the Shares. The Investor understands and has evaluated the risks of a purchase of the Shares.

          h. Accredited Investor. The Investor has read the text of Rule 501(a)(1)-(8) of Regulation D under the Securities Act and confirms that it is an "accredited investor" as described thereby.

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          i. Assignment. The Investor will only assign its subscription rights hereunder to one or more of its subsidiaries who are capable of making the representations and warranties contained in this Section 2 and of performing the obligations they undertake hereunder.

          j. Legend. The Investor acknowledges and understands that the certificates evidencing the Series A Preferred will bear the following legend:

          THIS SECURITY AND THE COMMON STOCK ISSUED ON CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE OFFERED, SOLD, OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR ANY APPLICABLE EXEMPTION THEREFROM. THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, REPRESENTS, ACKNOWLEDGES, AND AGREES FOR THE BENEFIT OF ARGONAUT GROUP, INC. (THE "COMPANY") THAT: (I) IT HAS ACQUIRED A "RESTRICTED SECURITY" THAT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT; AND (II) IT WILL NOT OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY EXCEPT PURSUANT TO (A) A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT OR (B) AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND, IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY APPLICABLE JURISDICTION. ANY OFFER, SALE OR OTHER DISPOSITION PURSUANT TO THE FOREGOING CLAUSE (B) IS SUBJECT TO THE RIGHT OF THE ISSUER OF THIS SECURITY (I) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION OR OTHER INFORMATION REASONABLY SATISFACTORY TO IT IN FORM AND SUBSTANCE, AND (II) IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRANSFER AGENT.

          k. Broker's Fees. Neither the Investor nor anyone acting on its behalf or at the request thereof has any liability to any broker, finder, investment banker or agent, or has agreed to pay any brokerage fees, finder's fees or commissions, or to reimburse any expenses of any broker, finder, investment banker or agent in connection with this Agreement.

          l. Regulatory Approvals. Investor shall make all filings within thirty
(30) days of the date hereof required to be made by it in connection with obtaining the approvals described in Section 4.d. and shall use its reasonable efforts to obtain such approvals as promptly as practicable. Investor will make available to the Corporation copies of all filings made by Investor required by this Agreement. The Corporation shall reasonably cooperate with Investor in connection with the foregoing.

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     3. Representations and Warranties and Covenants of the Corporation. The
Corporation hereby represents and warrants to the Investor that, except as specifically set forth on the Schedule of Exceptions furnished to Investor and attached hereto as Schedule I:

          a. Accuracy of Reports. All reports required to be filed by the Corporation pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act") since and including the filing of the Corporation's Form 10-K for the fiscal year ended December 31, 2001 to and including the Closing Date (collectively, the "SEC Reports") have been filed with the Securities and Exchange Commission. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Exchange Act, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder applicable to the SEC Reports. None of the SEC Reports contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Corporation included in the SEC Reports complied as of their respective dates of filing in all material respects with applicable accounting requirements and the published rules and regulations of the Securities and Exchange Commission with respect thereto, have been prepared in accordance with generally accepted accounting principles (except, in the case of unaudited statements, as permitted by Regulation S-X promulgated by the Securities and Exchange Commission) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto), and fairly present in all material respects the financial position of the Corporation and its consolidated subsidiaries as of the dates thereof and the results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). The Corporation has on a timely basis made all filings required to be made by the Corporation with the Securities and Exchange Commission pursuant to the Exchange Act. Since December 31, 2001, there has been no material adverse change in the condition (financial or otherwise), business, operations, assets, liabilities or prospects of the Corporation, except as set forth in the SEC Reports or as set forth in Schedule I.

          b. Organization and Qualification. Each of the Corporation and each of its Significant Subsidiaries (as defined in Rule 1-02(w) of Regulation S-X under the Securities Act) is duly organized, validly existing and in good standing under the laws of the state of its organization. Each of the Corporation and its subsidiaries is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the character of the property owned or leased by it or the nature of its activities makes such qualification necessary, except where the failure to be so qualified would not have a material adverse effect on the business or results of operations of the Corporation and its subsidiaries, taken as a whole (a "Material Adverse Effect). Each of the Corporation's insurance company subsidiaries is duly licensed by the insurance agency, board or department in each state where such license is required.

          c. Authority. The Corporation has the requisite power and authority to enter into this Agreement and the Transaction Documents, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance of this Agreement and the Transaction Documents by the Corporation and the consummation by the Corporation of the transactions contemplated hereby and thereby have been duly and validly approved by all necessary action, and no other proceedings on the

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part of the Corporation are necessary to authorize the execution, delivery and performance of this Agreement and the Transaction Documents by the Corporation and the consummation by the Corporation of the transactions contemplated hereby and thereby. This Agreement and, as appropriate, the Transaction Documents have been duly and validly executed and delivered by the Corporation and, assuming the due authorization, execution and delivery of this Agreement and, as appropriate, the Transaction Documents by the Investor, constitute a legal, valid and binding obligation of the Corporation enforceable against the Corporation in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          d. Capitalization.

               i. As of the date of this Agreement, the authorized capital stock of the Corporation consists of 35,000,000 shares of common stock, par value $.10 per share, 21,604,351 shares of which are issued and outstanding, and 5,000,000 shares of preferred stock, par value $.10 per share, none of which are outstanding.

               ii. All outstanding shares of the Corporation have been duly authorized and validly issued and are fully paid and nonassessable and free from any preemptive rights. Except as set forth in Schedule I or as otherwise contemplated by this Agreement, there are outstanding (i) no shares of capital stock or other voting securities, (ii) no securities convertible into or exchangeable for shares of its capital stock or voting securities, (iii) no options or other rights to acquire, and no obligation to issue, any capital stock, voting securities or securities convertible into or exchangeable for its capital stock or other voting securities (the items in clauses (i), (ii) and (iii) of this subsection being referred to collectively as the "Corporation Securities"), (iv) no obligations to repurchase, redeem or otherwise acquire any Corporation Securities, and (v) no contractual rights of any person or entity to include any Corporation Securities in any registration statement filed under the Securities Act.

          e. Issuance of Shares. The Shares to be issued and sold by the Corporation pursuant to this Agreement, when issued in accordance with the provisions hereof, will be validly issued, fully paid and nonassessable stock of the Corporation, and no holder of stock of the Corporation will have any preemptive rights to subscribe for any such Shares.

          f. Approvals and Consents; Non-Contravention. The creation, authorization, issuance, offer and sale of the Shares do not require any consent, approval or authorization of, or filing, registration or qualification with, any governmental authority (other than state blue sky filings, if any, and filings with the State of California Department of Insurance and the department of insurance of every other state in which any insurance subsidiary of the Corporation is domiciled) on the part of the Corporation, the consent of any third party, or the vote, consent or approval in any manner of the holders of any capital stock or other security of the Corporation as a condition to the execution and delivery of this Agreement or the creation, authorization, issuance, offer and sale of the Shares. The execution and delivery by the Corporation of this Agreement and the performance by the Corporation of its obligations

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hereunder will not violate (i) the terms and conditions of the Certificate of
Incorporation or the Bylaws of the Corporation, or any material agreement to which the Corporation is a party or by which it is bound or (ii) subject to the accuracy of the representations and warranties of the Investor contained in
Section 2 hereof, any federal or state law.

          g. Use of Proceeds. The Corporation acknowledges and agrees that it shall be required under the terms of the Escrow Agreement to fund an escrow account for the payment of dividends on the Series A Preferred in the amount of Eight Million Dollars ($8,000,000), which will be funded with the proceeds from the sale of Series A Preferred, including the Shares. The Corporation further acknowledges and agrees that the remainder of the proceeds will be used to capitalize the Corporation's insurance company subsidiaries and to pay expenses related to the transactions contemplated hereby.

          h. Litigation. Other than actions, suits, proceedings, claims or investigations occurring in the ordinary course of business or other than as disclosed in the SEC Reports, there is no action, suit, proceeding, claim or investigation pending against, nor has the Corporation received notice of a claim threatened against it or any of its assets or against or involving any of its officers, directors or employees in connection with the business or affairs of the Corporation, including, without limitation, any such claims for indemnification arising under any agreement to which the Corporation is a party, which action, suit, proceeding, claim or investigation, if determined adversely against the Corporation, would have a Material Adverse Effect. The Corporation has not received notice that it is subject, or in default with respect, to any writ, order, judgment, injunction or decree which could, individually or in the aggregate, have a Material Adverse Effect.

          i. Compliance with Laws. The Corporation is not in material violation of any applicable provisions of any laws, statutes, ordinances or regulations or any term of any judgment, decree, injunction or order binding against it that could reasonably be expected to have a material adverse effect on the Corporation's business or results of operations.

          j. Broker's Fees. Except for fees due and owing to Merrill Lynch & Co., neither the Corporation nor anyone acting on its behalf or at the request thereof has any liability to any broker, finder, investment banker or agent, or has agreed to pay any brokerage fees, finder's fees or commissions, or to reimburse any expenses of any broker, finder, investment banker or agent in connection with this Agreement.

          k. Securities Filings. For so long as Investor holds the Shares, the Corporation will deliver to Investor a complete copy of all documents that the Corporation furnishes to or files with the Securities and Exchange Commission.

          l. Right of Participation. If the Corporation, authorizes or creates a new class or series of capital stock (which for the avoidance of doubt, shall not include additional shares of its current outstanding class of common stock in a capital-raising transaction) ("New Stock Offering"), then the Corporation shall provide as much advance notice as reasonably practicable (without jeopardizing the Corporation's ability to reasonably conduct the offering on advantageous terms, but in no event less than ten business days) to Investor so as to enable Investor the opportunity to purchase all or any portion of such New Stock Offering on a priority

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basis. If the Corporation proposes to issue debt securities (other than bank debt) in a capital raising transaction, the Corporation shall provide as much advance notice as reasonably practicable (without jeopardizing the Corporation's ability to reasonably conduct the offering on advantageous terms, but in no event less than three (3) business days) to Investor of such issuance so as to enable Investor the opportunity to purchase all or any portion of such debt securities in connection with such issuance on a priority basis. The Corporation's obligations in this section shall remain in effect as long as Investor holds 30% or more of the originally issued Shares (and ownership of Common Stock into which such Shares were converted shall not be considered for purpose of such calculation). The rights set forth in this section shall only apply to a successor to Investor, or a purchaser or other owner of a portion of Investor's Shares, if at the time of such successor's, owner's or purchaser's acquisition, Investor disposed of, and the successor, owner or purchaser acquired, all of Investor's then remaining Shares.

     4. Conditions of the Investor to Closing. The Investor's obligation to purchase the Shares at the Closing is subject to the fulfillment to the Investor's reasonable satisfaction or waiver by the Investor, prior to or at the Closing, of the following conditions:

          a. Registration Rights Agreement. The Registration Rights Agreement shall have been executed and delivered by all parties thereto.

          b. Escrow Agreement. The Escrow Agreement shall have been executed and delivered by all parties thereto.

          c. Sale of Torrence, CA Property. The Corporation shall have sold that certain tract or parcel of real property situated in Torrence, California according to the terms of the current contract of sale between the Corporation and a third party.

          d. Third Party Approvals. The approvals of the State of California Department of Insurance and the department of insurance of every other state in which any insurance company subsidiary of the Corporation is domiciled and the consent or approval of any other governmental authority or third party which is necessary for the consummation of the transactions contemplated hereby shall have been received.

          e. Certificate of Designations. The Certificate of Designations shall have been filed with the Delaware Secretary of State.

          f. Representations and Warranties. The representations and warranties of the Corporation contained in Section 3 shall be true and correct in all material respects on and as of the Closing Date, with the same force and effect as though such representations and warranties had been made on and as of the Closing Date.

          g. Performance. The Corporation shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing Date.

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          h. Certificate. The Corporation shall execute and deliver to the
Investor a certificate of a duly authorized officer of the Corporation, dated as of the Closing Date, certifying as to the matters set forth in Sections 4(f) and 4(g).

          i. Opinion of Counsel. The Corporation shall deliver to the Investor an opinion of counsel for the Corporation, dated as of the Closing Date, in form and substance reasonably satisfactory to Investor and its counsel.

          j. No Court Order. No order of any court or administrative agency shall be in effect that enjoins, restrains, conditions or prohibits consummation of this Agreement or any Transaction Document. No litigation, investigation or administrative proceeding shall be pending or threatened that would enjoin, restrain, condition or prevent consummation of this Agreement or any Transaction Document.

          k. Complete Subscription. On or prior to the Closing Date, the Corporation shall have received subscriptions for an aggregate Fifty-Eight Million Dollars ($58,000,000) of Series A Preferred, including the Shares.

          l. Rating Agencies. A. M. Best and Standard & Poor's shall have agreed that they will not lower the rating of Investor. A. M Best shall have verbally reaffirmed the Corporation's financial rating of "A."

          m. Auditor's Opinion. The Corporation's auditors shall have issued an unqualified opinion with respect to the Corporation's audited financial statements for the year ending December 31, 2002.

          n. Amendment to Corporation's Bylaws. The Corporation shall have amended its bylaws to increase the maximum number of directors to 10 but shall agree to not increase the size of its Board of Directors except in accordance with the election right of holders of Series A Preferred pursuant to the Certificate of Designations.

          o. Annual Report on Form 10-K. The Corporation shall have completed and provided to Investor a final draft, subject to no material changes of its Annual Report on Form 10-K for the year ended December 31, 2002.

          p. Certificate for the Shares. The Corporation shall have delivered to the Investor, in exchange for the cash consideration set forth in Section 1.a, a certificate or certificates representing the Shares.

          q. Reinsurance Advisory Agreement. The Corporation and Rattner Mackenzie Bermuda Limited shall have entered into a Reinsurance Advisory Agreement in form and substance as shall be reasonably agreed upon by the parties thereto ("Reinsurance Agreement");

          r. Quota Share Treaty Agreement. Investor and Colony Insurance Company, a subsidiary of the Corporation, shall have entered into a Quota Share Treaty Agreement in form and substance as shall be reasonably agreed upon by the parties thereto ("Quota Share Agreement");

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          s. No Material Adverse Change. Since the date of this Agreement no material adverse change in the business, operations, assets, results of operations or financial condition of the Corporation and its subsidiaries has occurred and no event has occurred or circumstance exists that may result in such a material adverse change.

     5. Conditions of the Corporation to Closing. The Corporation's obligation to sell the Shares at the Closing is subject to the fulfillment to the Corporation's reasonable satisfaction or waiver by the Corporation, prior to or at the Closing of the following conditions:

          a. Representations and Warranties. The representations and warranties of the Investor contained in Section 2 shall be true and correct in all material respects on and as of the Closing Date, with the same force and effect as though such representations and warranties had been made on and as of the Closing Date.

          b. Performance. The Investor shall have performed and complied with in all material respects all agreements, obligation and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing Date.

          c. Certificate. The Investor shall execute and deliver to the Corporation a certificate of a duly authorized officer for Investor, dated as of the Closing Date, certifying as to the matters set forth in Sections 5(a) and
(b).

          d. No Court Order. No order of any court or administrative agency shall be in effect that enjoins, restrains, conditions or prohibits consummation of this Agreement or any Transaction Document. No litigation, investigation or administrative proceeding shall be pending or threatened that would enjoin, restrain, condition or prevent consummation of this Agreement or any Transaction Document.

          e. Registration Rights Agreement. The Registration Rights Agreement shall have been executed and delivered by all parties thereto.

          f. Escrow Agreement. The Escrow Agreement shall have been executed and delivered by all parties thereto.

          g. Third Party Approvals. The approvals of the State of California Department of Insurance and the department of insurance of every other state in which any insurance company subsidiary of the Corporation is domiciled and the consent or approval of any other governmental authority or third party which is necessary for the consummation of the transactions contemplated hereby shall have been received.

     6. Indemnification. Each of the Investor and the Corporation acknowledges and understands the meaning and legal consequences of the representations, warranties and covenants contained herein, and each of the Investor and the Corporation hereby agrees to indemnify and hold harmless the Investor or the Corporation, as the case may be, and each of their respective shareholders, officers, directors, employees, agents and representatives from and against any and all claims, expenses (including attorneys' fees), loss, damage or actions resulting from (i) breach of any of the representations, warranties or covenants of the Investor or the

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Corporation, as the case may be, contained herein, (ii) the falsity of any of the representations or warranties of the Investor or the Corporation, as the case may be, contained herein, or (iii) a sale or transfer of the Shares by the Investor resulting in violation of any applicable securities laws.

     7. Survival. The representations, warranties and covenants made by the Investor and the Corporation shall survive the Closing for a period of three (3) years.

     8. Miscellaneous.

          a. Governing Law. This Agreement shall be governed by and construed in accordance with the substantive laws of Delaware notwithstanding principles of conflicts of laws, and such laws shall govern the interpretation, validity and effect of this Agreement without regard to the place of execution or the place for performance thereof.

          b. Entire Agreement. This Agreement, together with the Registration Rights Agreement, the Escrow Agreement, the Reinsurance Agreement, the Quota Share Agreement and that certain Confidentiality Agreement dated as of February 14, 2003 by and between Investor and the Corporation, constitute the entire agreement among the parties hereto with respect to the subject matter hereof. This Agreement may be amended only by a writing executed by all parties hereto.

          c. Successors and Assigns. This Agreement and the representations and warranties contained herein shall be binding upon the heirs, executors, legal representatives, administrators, successors and assigns of the Investor.

          d. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

          e. Notices. All notices or other communications given or made hereunder shall be in writing and shall be delivered or mailed, postage prepaid, or sent by facsimile with return acknowledgment or hand delivered to the Corporation at 10101 Reunion Place, Suite 500, San Antonio, Texas 78216,
Attention: Byron LeFlore, Facsimile: (210) 377-2637 or to the Investor at the address set forth on the signature page hereto.

          f. Severability. Each provision of this Agreement is intended to be severable, and, if for any reason any provision or provisions hereof are determined to be invalid or contrary to applicable law, such invalidity shall not impair the operation of or affect the remaining provisions of this Agreement.

          g. Section Headings. All section headings, subheadings and captions have been inserted for convenience of reference only and shall not be used to determine the meaning or intent of any provision hereof.

          h. Expenses. Each party shall bear its own fees and expenses, including counsel fees and fees of brokers and investment bankers contracted by such party, in connection with the transaction contemplated hereby.

                            [signature page follows]

     IN WITNESS WHEREOF, this Subscription Agreement has been executed this 12th day of March, 2003.

                                                THE INVESTOR:
                                                HCC Insurance Holdings, Inc.


                                                By: /s/ Stephen L. Way
                                                    ----------------------------
                                                Name: Stephen L. Way
                                                Title: Chief Executive Officer

                                                Address: 13403 Northwest Freeway
                                                         Houston, Texas  77040

                                                Attention: Christopher L. Martin
                                                           (713) 744-9648


                                                THE CORPORATION:
                                                Argonaut Group, Inc.


                                                By: /s/ Mark Watson
                                                    ----------------------------
                                                Name: Mark Watson
                                                Title: Chief Executive Officer